UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 4, 2011

AdCare Health Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	001-33135	31-1332119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5057 Troy Road

Springfield, OH 45502-9032

(Address of Principal Executive Offices)

(937) 964-8974

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

On November 4, 2011, Mt. Kenn Property Holdings, LLC (“Mt. Kenn”), a wholly owned subsidiary of AdCare Health Systems, Inc. (the “Company”), entered into each of: (i) a Loan Agreement (the “TBLV Agreement”) with The Bank of Las Vegas (“TBLV”); (ii) a Loan Agreement (the “Apax Agreement”) with Apax Capital, LLC (“Apax”); and (iii) a Loan Agreement (the “CDC Agreement”) with the Economic Development Corporation of Fulton County (the “CDC”), an economic development corporation working with the U.S. Small Business Administration (“SBA”) pursuant to the SBA’s 504 Loan Program.  Pursuant to the TBLV Agreement, the Apax Agreement and the CDC Agreement, respectively, Mt. Kenn issued: (a) a Promissory Note in favor of TBLV in an aggregate principal amount of $3,175,200 (the “TBLV Loan”); (b) a Promissory Note in favor of Apax in an aggregate principal amount of $2,222,640 (the “Apax Loan”); and (c) a Promissory Note in favor of the CDC in an aggregate principal amount of $2,274,000 (the “SBA Loan”).  The funding of the TBLV Loan and the Apax Loan will occur on November 10, 2011.  Mt. Kenn will use the proceeds of the TBLV Loan and the Apax Loan to repay in its entirety the debt incurred by Mt. Kenn and payable to Regions Bank (“Regions”), which debt was used to fund Mt. Kenn’s May 1, 2011 acquisition of the operations and selected assets of a 109 bed skilled nursing center located in Marietta, Georgia known as the Autumn Breeze Health Care Center (“Autumn Breeze”).  The funding of the SBA Loan is expected to occur on or about December 15, 2011 (the “Funding Date”), subject to the satisfaction of certain conditions, at which time Mt. Kenn will use the proceeds thereof to repay in its entirety the Apax Loan.

The TBLV Loan matures on November 10, 2031.  Interest on the TBLV Loan accrues on the principal balance thereof at an annual variable rate equal to the published Wall Street Journal prime rate plus 2% (but in no event shall such rate be less than 6.25%), which rate shall be adjusted monthly.  The TBLV Loan is payable in equal monthly installments of principal and interest based on a twenty (20) year amortization schedule.  Each such payment is payable on the first day of each month, commencing on January 1, 2012 and continuing through and including the maturity date, November 10, 2031.  The TBLV Loan has a prepayment penalty of 10% for any prepayment made prior to the first anniversary of the date of the TBLV Loan, which penalty is reduced by 1% each year thereafter until the tenth anniversary of such date, after which there is no prepayment penalty.  The TBLV Loan is secured by: (i) a first deed to secure debt on the real property and improvements of Autumn Breeze; (ii) a first priority security interest in all equipment, machinery, furniture and fixtures of Mt. Kenn and Mt. Kenn Nursing, LLC, a wholly owned subsidiary of the Company and operator of Autumn Breeze (“Mt. Kenn Nursing”), located at Autumn Breeze; and (iii) an assignment of all of Mt. Kenn’s right, title and interest in, to and under all existing and future leases and rental agreements with respect to Autumn Breeze.  The TBLV Loan has a one-time origination fee in the amount of $63,504.

Interest on the Apax Loan accrues on the principal balance thereof at an annual variable rate equal to the published Wall Street Journal prime rate plus 2% (but in no event shall such rate be less than 8.00%), which rate shall be adjusted monthly.  The entire outstanding principal balance of the Apax Loan and all accrued, but unpaid, interest thereon is due and payable on December 14, 2012, the maturity date of the Apax Loan.  There is no prepayment penalty applicable to the Apax Loan.  The Apax Loan is secured by: (i) a second in priority (after the TBLV lien) deed to secure debt on the real property and improvements of Autumn Breeze; (ii) a security interest in all equipment, machinery, furniture and fixtures of Mt. Kenn and Mt. Kenn Nursing located at Autumn Breeze; and (iii) an assignment of all Mt. Kenn’s right, title and interest in, to and under all existing and future leases and rental agreements with respect to Autumn Breeze.  The Apax Loan has a one-time origination fee in the amount of $33,339.60.

The SBA Loan matures on December 1, 2031 (the “SBA Maturity Date”).  Interest on the SBA Loan accrues on the principal balance thereof, beginning on the Funding Date, at an annual fixed rate, which rate will be determined on the Funding Date.  The SBA Loan is payable in equal monthly installments of principal and interest based on a twenty (20) year amortization schedule.  Each such payment is payable on the first business day of each month, commencing on January 1, 2012 and continuing until the SBA Maturity Date, when all unpaid amounts are due.  The SBA Loan is secured by: (i) a second in priority (after the TBLV lien) deed to secure debt on the real property and improvements of Autumn Breeze; (ii) a security interest in all equipment, machinery, furniture and fixtures of Mt. Kenn and Mt. Kenn Nursing located at Autumn Breeze; and (iii) an assignment of all of Mt. Kenn’s right, title and interest in, to and under all existing and future leases and rental agreements with respect Autumn Breeze.

Mt. Kenn is permitted, upon 45 days prior written notice to the CDC, to prepay the SBA Loan in full (along with any other fees and expenses due and payable under the SBA Loan); however, partial prepayments are not permitted. The SBA Loan has a prepayment premium for any prepayment made during the first 10 years of such loan.  If prepayment occurs during the first ten years of the SBA Loan, then the prepayment premium shall be equal to the prepayment amount multiplied by the interest rate on the SBA Loan multiplied by a predetermined factor based on the year of prepayment.  If the SBA Loan is prepaid during the first year of the loan, then the predetermined factor is 1.00, and for each subsequent year thereafter (through year 10) the predetermined factor is reduced by ten percent (10%).

The SBA Loan has one-time funding, processing, closing and underwriting fees totaling $50,492.20.  Additionally, the SBA Loan has: (i) an annual fee payable to the agent servicing such loan equal to one-tenth of one percent (1/10 of 1%) of the outstanding balance of the SBA Loan; (ii) an annual fee payable to the CDC equal to five-eighths of one percent (5/8 of 1%) of the outstanding balance of the SBA Loan; (iii) an annual fee payable to the CDC equal to one-eighth of one percent (1/8 of 1%) of the outstanding balance of the SBA Loan; and (iv) an annual, ongoing guarantee fee payable to the SBA equal to seven hundred forty nine one thousandths of one percent (0.749 of 1%) of the outstanding balance of the SBA Loan ((i) through (iv) collectively, the “Annual Fees”).  Each of the Annual Fees is recalculated every five years.

The SBA has guaranteed all amounts owing under the SBA Loan.  Each of the Company, Mt. Kenn Nursing and Hearth and Home of Ohio, Inc., a wholly owned subsidiary of the Company and affiliate of Mt. Kenn, has unconditionally guaranteed all amounts owing under the TBLV Loan, the Apax Loan and the SBA Loan. In connection with the refinancing of Autumn Breeze described herein Mt. Kenn and Mt. Kenn Nursing also entered into security agreements, each containing customary terms and conditions.

Item 2.03                                           Creation of a Direct Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by this reference.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2011	ADCARE HEALTH SYSTEMS, INC.

/s/ Martin D. Brew
Martin D. Brew
Chief Financial Officer